EXHIBIT 99.1

Directors and Executive Officers of PWCM Master Fund Ltd.

The name, business address, title, present principal occupation or employment and citizenship of the directors of PWCM Master Fund Ltd. (“PWCM Master”) are set forth below.  PWCM Master has no executive officers.

Name (Title at PWCM Master)	Present Principal Occupation	Citizenship	Residence or Business Address

David Zirin (Director)	Chief Operating Officer Pentwater Capital Management LP	United States	227 West Monroe Street Suite 4000 Chicago, IL, 60606

Christopher Bowring (Director)	Managing Director International Management Services Ltd.	Great Britain	P.O. Box 61 George Town Grand Cayman KY1-1102 Cayman Islands

Geoff Ruddick (Director)	Senior Company Manager International Management Services Ltd.	Canada	P.O. Box 61 George Town Grand Cayman KY1-1102 Cayman Islands

1

Directors and Executive Officers of Pentwater Equity Opportunities Master Fund Ltd.

The name, business address, title, present principal occupation or employment and citizenship of the directors of Pentwater Equity Opportunities Master Fund Ltd. (“Pentwater Equity”) are set forth below.  Pentwater Equity has no executive officers.

Name (Title at Pentwater Equity)	Present Principal Occupation	Citizenship	Residence or Business Address

David Zirin (Director)	Chief Operating Officer Pentwater Capital Management LP	United States	227 West Monroe Street Suite 4000 Chicago, IL, 60606

Christopher Bowring (Director)	Managing Director International Management Services Ltd.	Great Britain	P.O. Box 61 George Town Grand Cayman KY1-1102 Cayman Islands

Geoff Ruddick (Director)	Senior Company Manager International Management Services Ltd.	Canada	P.O. Box 61 George Town Grand Cayman KY1-1102 Cayman Islands

2

Directors and Executive Officers of Oceana Master Fund Ltd.

The name, business address, title, present principal occupation or employment and citizenship of the directors of Oceana Master Fund Ltd. (“Oceana”), are set forth below.  Oceana has no executive officers.

Name (Title at Oceana)	Present Principal Occupation	Citizenship	Residence or Business Address

David Zirin (Director)	Chief Operating Officer Pentwater Capital Management LP	United States	227 West Monroe Street Suite 4000 Chicago, IL, 60606

John Hunter (Director)	Managing Director Queensgate Bank & Trust Co. Ltd.	Great Britain	Queensgate Bank & Trust Co. Ltd, P.O. Box 30464SMB Harbour Place 103 South Church Street George Town Grand Cayman Cayman Islands

Karla Jocelyn Smith (Director)	Director Queensgate Bank & Trust Co. Ltd.	Cayman Islands	Queensgate Bank & Trust Co. Ltd, P.O. Box 30464SMB Harbour Place 103 South Church Street George Town Grand Cayman Cayman Islands

3

Directors and Executive Officers of LMA SPC for and on behalf of MAP 98 Segregated Portfolio

The name, business address, title, present principal occupation or employment and citizenship of the directors of LMA SPC for and on behalf of MAP98 Segregated Portfolio (“MAP”), are set forth below.  MAP has no executive officers.

Name (Title at MAP)	Present Principal Occupation	Citizenship	Residence or Business Address

Jon Scott Perkins (Director)	Vice President, Lighthouse Investment Partners LLC	United States	Lighthouse Investment Partners, LLC 3801 PGA Blvd., Suite 500 Palm Beach Gardens, FL 33410

Robert Patterson Swan III (Director)	Vice President, Lighthouse Investment Partners LLC	United States	Lighthouse Investment Partners, LLC 3801 PGA Blvd., Suite 500 Palm Beach Gardens, FL 33410

4

SCHEDULE A

TRANSACTIONS IN LEAP SECURITIES WITHIN THE PAST 60 DAYS

PWCM Master Fund Ltd.

Leap Common Stock

Date	Buy or Sell	Number of Shares of Leap Common Stock	Trade Price Per Share ($)

7/7/2011	Buy	147	16.3939
7/8/2011	Buy	715	15.9476
7/11/2011	Buy	7,648	15.3687
7/14/2011	Buy	3,200	14.5762
7/15/2011	Buy	6,400	14.6554
7/18/2011	Buy	24,000	14.4752
7/19/2011	Buy	17,600	14.6403
7/28/2011	Buy	6,400	13.3554
7/29/2011	Buy	2,051	13.187
8/1/2011	Buy	4,103	12.9689
8/2/2011	Buy	10,400	10.8822
8/2/2011	Sell	(20,863)	11.7129
8/3/2011	Buy	6,400	9.9453
8/3/2011	Buy	19,509	10.1438
8/4/2011	Buy	52,800	7.93
8/4/2011	Sell	(11,520)	7.4695
8/4/2011	Sell	(15,680)	8.0563
8/4/2011	Buy	4,800	7.1904
8/5/2011	Sell	(3,194)	6.4925
8/8/2011	Buy	5,000	12.45081356	*
8/8/2011	Sell	(3,194)	6.0879
8/11/2011	Sell	(3,194)	7.0356
8/17/2011	Buy	2,500	12.4519469	*
8/17/2011	Sell	(3,200)	8.27	*
8/17/2011	Sell	(8,000)	9.7614
8/17/2011	Sell	(8,000)	9.3
8/18/2011	Sell	(7,963)	8.9821
8/19/2011	Sell	(3,200)	7.5	*
8/19/2011	Sell	(28,800)	8.27	*
8/19/2011	Buy	64,200	11.2006	*
8/19/2011	Buy	110,500	12.45153846	*
8/19/2011	Buy	75,200	9.382893617	*
8/19/2011	Buy	49,700	10.23039155	*
8/19/2011	Sell	(3,200)	6.45	*
8/19/2011	Sell	(3,183)	8.6339

* Reflects transactions resulting from the exercise of calls or puts.  All other transactions were on the open market.

PWCM Master Fund Ltd.

Leap Options

Date	Buy or Sell	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Number of Shares Underlying Leap Options (in hundreds)	Trade Price Per Share ($)

7/26/2011	Buy	LEAP Jan2 10.0 P	1020	0.40
7/27/2011	Sell	LEAP Aug1 15.0 C	(64)	0.44
7/28/2011	Sell	LEAP Aug1 13.0 P	(32)	0.60
7/28/2011	Sell	LEAP Aug1 13.0 P	(800)	0.53
7/28/2011	Sell	LEAP Aug1 14.0 C	(160)	0.39
7/28/2011	Sell	LEAP Aug1 14.0 C	(32)	0.36
7/28/2011	Buy	LEAP Jan3 10.0 P	1,280	1.69
8/1/2011	Sell	LEAP Aug1 13.0 C	(320)	0.69
8/1/2011	Sell	LEAP Aug1 13.0 P	(321)	0.57
8/1/2011	Sell	LEAP Aug1 13.0 P	(27)	0.81
8/1/2011	Buy	LEAP Jan3 10.0 P	322	1.76
8/2/2011	Sell	LEAP Aug1 10.0 P	(32)	0.40
8/2/2011	Sell	LEAP Aug1 11.0 C	(80)	0.83
8/2/2011	Sell	LEAP Aug1 11.0 C	(401)	0.60
8/2/2011	Sell	LEAP Aug1 11.0 P	(96)	0.63
8/2/2011	Sell	LEAP Aug1 11.0 P	(401)	0.80
8/2/2011	Sell	LEAP Aug1 12.0 C	(642)	0.65
8/2/2011	Sell	LEAP Aug1 12.0 P	(642)	0.80
8/2/2011	Buy	LEAP Jan3 10.0 P	806	2.50
8/2/2011	Buy	LEAP Jan3 10.0 P	24	2.51
8/2/2011	Buy	LEAP Jan3 10.0 P	642	2.18
8/3/2011	Sell	LEAP Aug1 10.0 P	(400)	0.72
8/3/2011	Buy	LEAP Jan3 10.0 P	790	2.80
8/4/2011	Sell	LEAP Aug1 7.0 C	(32)	0.50
8/4/2011	Sell	LEAP Aug1 8.0 C	(320)	0.27
8/4/2011	Sell	LEAP Aug1 8.0 P	(320)	0.90
8/4/2011	Buy	LEAP Jan3 7.5 P	480	2.62
8/4/2011	Buy	LEAP Jan3 7.5 P	1,600	2.25
8/8/2011	Sell	LEAP Aug1 6.0 C	(32)	0.45
8/10/2011	Buy	LEAP Jan3 5.0 P	160	1.69
8/10/2011	Sell	LEAP Sep1 6.0 P	(319)	0.52
8/17/2011	Sell	LEAP Aug1 10.0 P	(320)	0.51
8/17/2011	Buy	LEAP Jan3 10.0 P	640	3.50
8/17/2011	Sell	LEAP Oct1 8.0 P	(320)	0.58
8/17/2011	Sell	LEAP Sep1 9.0 P	(320)	0.58
8/19/2011	Buy	LEAP Jan3 7.5 P	480	2.36
8/19/2011	Sell	LEAP Sep1 10.0 C	(240)	0.53
8/19/2011	Sell	LEAP Sep1 9.0 C	(400)	0.90
8/19/2011	Sell	LEAP Sep1 9.0 C	(240)	0.78
8/19/2011	Sell	LEAP Sep1 9.0 P	(160)	1.05

Pentwater Equity Opportunities Master Fund Ltd.

Leap Common Stock

Date	Buy or Sell	Number of Shares of Leap Common Stock	Trade Price Per Share ($)

7/11/2011	Buy	2,935	15.3687
7/14/2011	Buy	10,200	14.5762
7/15/2011	Sell	(41,600)	14.4314
7/15/2011	Buy	20,400	14.6554
7/18/2011	Buy	77,300	14.4752
7/19/2011	Buy	56,100	14.6403
7/21/2011	Sell	(20,400)	14.8752
7/28/2011	Sell	(10,200)	13.7304
7/28/2011	Buy	20,400	13.3554
7/29/2011	Buy	6,538	13.187
8/1/2011	Buy	13,077	12.9689
8/2/2011	Buy	33,151	10.8822
8/2/2011	Sell	(66,502)	11.7129
8/3/2011	Buy	20,400	9.9453
8/3/2011	Buy	62,187	10.1438
8/4/2011	Buy	1,000	10.23046154	*
8/4/2011	Buy	2,000	11.2006	*
8/4/2011	Buy	168,300	7.93
8/4/2011	Sell	(36,720)	7.4695
8/4/2011	Sell	(49,980)	8.0563
8/4/2011	Buy	15,300	7.1904
8/5/2011	Sell	(10,202)	6.4925
8/8/2011	Buy	16,000	12.45095213	*
8/8/2011	Sell	(10,201)	6.0879
8/11/2011	Sell	(10,203)	7.0356
8/15/2011	Sell	(4,100)	6.45	*
8/17/2011	Buy	2,500	11.2006	*
8/17/2011	Buy	5,200	12.45208889	*
8/17/2011	Sell	(25,500)	9.7614
8/17/2011	Sell	(25,500)	9.3
8/18/2011	Sell	(25,536)	8.9821
8/19/2011	Sell	(10,200)	7.5	*
8/19/2011	Buy	200,100	11.2006	*
8/19/2011	Sell	(6,100)	6.45	*
8/19/2011	Buy	354,800	12.45182638	*
8/19/2011	Sell	(102,000)	8.27	*
8/19/2011	Buy	239,700	9.382893617	*
8/19/2011	Buy	157,600	10.22958756	*
8/19/2011	Sell	(10,205)	8.6339

* Reflects transactions resulting from the exercise of calls or puts.  All other transactions were on the open market.

Pentwater Equity Opportunities Master Fund Ltd.

Leap Options

Date	Buy or Sell	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Number of Shares Underlying Leap Options (in hundreds)	Trade Price Per Share ($)

7/11/2011	Buy	LEAP Jul1 16.0 C	312	0.13
7/27/2011	Sell	LEAP Aug1 15.0 C	(204)	0.44
7/28/2011	Sell	LEAP Aug1 13.0 P	(2,550)	0.53
7/28/2011	Sell	LEAP Aug1 13.0 P	(102)	0.60
7/28/2011	Sell	LEAP Aug1 14.0 C	(510)	0.39
7/28/2011	Sell	LEAP Aug1 14.0 C	(102)	0.36
7/28/2011	Buy	LEAP Jan3 10.0 P	4,080	1.69
8/1/2011	Sell	LEAP Aug1 13.0 C	(1,021)	0.69
8/1/2011	Sell	LEAP Aug1 13.0 P	(1,024)	0.57
8/1/2011	Sell	LEAP Aug1 13.0 P	(84)	0.81
8/1/2011	Buy	LEAP Jan3 10.0 P	1,025	1.76
8/2/2011	Sell	LEAP Aug1 10.0 P	(102)	0.40
8/2/2011	Sell	LEAP Aug1 11.0 C	(256)	0.83
8/2/2011	Sell	LEAP Aug1 11.0 C	(1,279)	0.60
8/2/2011	Sell	LEAP Aug1 11.0 P	(1,279)	0.80
8/2/2011	Sell	LEAP Aug1 11.0 P	(307)	0.63
8/2/2011	Sell	LEAP Aug1 12.0 C	(2,046)	0.65
8/2/2011	Sell	LEAP Aug1 12.0 P	(2,046)	0.80
8/2/2011	Buy	LEAP Jan3 10.0 P	2,568	2.50
8/2/2011	Buy	LEAP Jan3 10.0 P	2,046	2.18
8/2/2011	Buy	LEAP Jan3 10.0 P	77	2.51
8/3/2011	Sell	LEAP Aug1 10.0 P	(1,275)	0.72
8/3/2011	Buy	LEAP Jan3 10.0 P	2,521	2.80
8/4/2011	Sell	LEAP Aug1 7.0 C	(102)	0.50
8/4/2011	Sell	LEAP Aug1 8.0 C	(1,020)	0.27
8/4/2011	Sell	LEAP Aug1 8.0 P	(1,020)	0.90
8/4/2011	Buy	LEAP Jan3 7.5 P	1,530	2.62
8/4/2011	Buy	LEAP Jan3 7.5 P	5,100	2.25
8/8/2011	Sell	LEAP Aug1 6.0 C	(102)	0.45
8/10/2011	Buy	LEAP Jan3 5.0 P	510	1.69
8/10/2011	Sell	LEAP Sep1 6.0 P	(1,020)	0.52
8/17/2011	Sell	LEAP Aug1 10.0 P	(1,020)	0.51
8/17/2011	Buy	LEAP Jan3 10.0 P	2,040	3.50
8/17/2011	Sell	LEAP Oct1 8.0 P	(1,020)	0.58
8/17/2011	Sell	LEAP Sep1 9.0 P	(1,020)	0.58
8/19/2011	Buy	LEAP Jan3 7.5 P	1,530	2.36
8/19/2011	Sell	LEAP Sep1 10.0 C	(765)	0.53
8/19/2011	Sell	LEAP Sep1 9.0 C	(1,275)	0.90
8/19/2011	Sell	LEAP Sep1 9.0 C	(765)	0.78
8/19/2011	Sell	LEAP Sep1 9.0 P	(510)	1.05

Oceana Master Fund Ltd.

Leap Common Stock

Date	Buy or Sell	Number of Shares of Leap Common Stock	Trade Price Per Share ($)

7/8/2011	Buy	15	15.9476
7/11/2011	Buy	8,826	15.3687
7/14/2011	Buy	4,400	14.5762
7/15/2011	Sell	(17,600)	14.4314
7/15/2011	Buy	8,800	14.6554
7/18/2011	Buy	33,000	14.4752
7/19/2011	Buy	24,200	14.6403
7/21/2011	Sell	(8,800)	14.8752
7/28/2011	Sell	(4,400)	13.7304
7/28/2011	Buy	8,800	13.3554
8/2/2011	Buy	14,300	10.8822
8/2/2011	Sell	(28,291)	11.7129
8/3/2011	Buy	8,800	9.9453
8/3/2011	Buy	34,891	10.1438
8/4/2011	Buy	2,500	10.23054785	*
8/4/2011	Buy	72,600	7.93
8/4/2011	Sell	(15,840)	7.4695
8/4/2011	Sell	(21,560)	8.0563
8/4/2011	Buy	6,600	7.1904
8/5/2011	Sell	(4,408)	6.4925
8/8/2011	Buy	5,000	12.45353971	*
8/8/2011	Sell	(4,409)	6.0879
8/11/2011	Sell	(4,396)	7.0356
8/15/2011	Sell	(100)	6.45	*
8/17/2011	Buy	2,500	12.45499677	*
8/17/2011	Sell	(11,000)	9.7614
8/17/2011	Sell	(11,000)	9.3
8/18/2011	Sell	(10,975)	8.9821
8/19/2011	Buy	152,400	12.45475066	*
8/19/2011	Buy	87,100	11.2006	*
8/19/2011	Sell	(4,400)	7.5	*
8/19/2011	Sell	(44,000)	8.27	*
8/19/2011	Buy	103,400	9.382893617	*
8/19/2011	Sell	(4,300)	6.45	*
8/19/2011	Buy	65,000	10.22525354	*
8/19/2011	Sell	(4,404)	8.6339

* Reflects transactions resulting from the exercise of calls or puts.  All other transactions were on the open market.

Oceana Master Fund Ltd.

Leap Options

Date	Buy or Sell	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Number of Shares Underlying Leap Options (in hundreds)	Trade Price Per Share ($)

7/11/2011	Buy	LEAP Jul1 16.0 C	132	0.13
7/27/2011	Sell	LEAP Aug1 15.0 C	(88)	0.44
7/28/2011	Sell	LEAP Aug1 13.0 P	(1,100)	0.53
7/28/2011	Sell	LEAP Aug1 13.0 P	(44)	0.60
7/28/2011	Sell	LEAP Aug1 14.0 C	(220)	0.39
7/28/2011	Sell	LEAP Aug1 14.0 C	(44)	0.36
7/28/2011	Buy	LEAP Jan3 10.0 P	1,760	1.69
8/1/2011	Sell	LEAP Aug1 13.0 C	(439)	0.69
8/1/2011	Sell	LEAP Aug1 13.0 P	(434)	0.57
8/1/2011	Sell	LEAP Aug1 13.0 P	(21)	0.81
8/1/2011	Buy	LEAP Jan3 10.0 P	432	1.76
8/2/2011	Sell	LEAP Aug1 10.0 P	(44)	0.40
8/2/2011	Sell	LEAP Aug1 11.0 C	(109)	0.83
8/2/2011	Sell	LEAP Aug1 11.0 C	(544)	0.60
8/2/2011	Sell	LEAP Aug1 11.0 P	(131)	0.63
8/2/2011	Sell	LEAP Aug1 11.0 P	(544)	0.80
8/2/2011	Sell	LEAP Aug1 12.0 C	(871)	0.65
8/2/2011	Sell	LEAP Aug1 12.0 P	(871)	0.80
8/2/2011	Buy	LEAP Jan3 10.0 P	33	2.51
8/2/2011	Buy	LEAP Jan3 10.0 P	1,072	2.50
8/2/2011	Buy	LEAP Jan3 10.0 P	871	2.18
8/3/2011	Sell	LEAP Aug1 10.0 P	(550)	0.72
8/3/2011	Buy	LEAP Jan3 10.0 P	1,145	2.80
8/4/2011	Sell	LEAP Aug1 7.0 C	(44)	0.50
8/4/2011	Sell	LEAP Aug1 8.0 C	(440)	0.27
8/4/2011	Sell	LEAP Aug1 8.0 P	(440)	0.90
8/4/2011	Buy	LEAP Jan3 7.5 P	660	2.62
8/4/2011	Buy	LEAP Jan3 7.5 P	2,200	2.25
8/8/2011	Sell	LEAP Aug1 6.0 C	(44)	0.45
8/10/2011	Buy	LEAP Jan3 5.0 P	220	1.69
8/10/2011	Sell	LEAP Sep1 6.0 P	(440)	0.52
8/17/2011	Sell	LEAP Aug1 10.0 P	(440)	0.51
8/17/2011	Buy	LEAP Jan3 10.0 P	880	3.50
8/17/2011	Sell	LEAP Oct1 8.0 P	(440)	0.58
8/17/2011	Sell	LEAP Sep1 9.0 P	(440)	0.58
8/19/2011	Buy	LEAP Jan3 7.5 P	660	2.36
8/19/2011	Sell	LEAP Sep1 10.0 C	(330)	0.53
8/19/2011	Sell	LEAP Sep1 9.0 C	(330)	0.78
8/19/2011	Sell	LEAP Sep1 9.0 C	(550)	0.90
8/19/2011	Sell	LEAP Sep1 9.0 P	(220)	1.05

LMA SPC for and on behalf of MAP 98 Segregated Portfolio

Leap Common Stock

Date	Buy or Sell	Number of Shares of Leap Common Stock	Trade Price Per Share ($)

7/7/2011	Buy	9,853	16.3939
7/8/2011	Buy	9,270	15.9476
7/11/2011	Buy	20,591	15.3687
7/14/2011	Buy	2,200	14.5762
7/15/2011	Sell	(8,000)	14.4314
7/15/2011	Buy	4,400	14.6554
7/18/2011	Buy	15,700	14.4752
7/19/2011	Buy	12,100	14.6403
7/21/2011	Sell	(4,400)	14.8752
7/28/2011	Sell	(2,200)	13.7304
7/28/2011	Buy	4,400	13.3554
7/29/2011	Buy	1,411	13.187
8/1/2011	Buy	2,820	12.9689
8/2/2011	Buy	7,150	10.8822
8/2/2011	Sell	(14,344)	11.7129
8/3/2011	Buy	13,413	10.1438
8/3/2011	Buy	4,400	9.9453
8/4/2011	Buy	36,300	7.93
8/4/2011	Sell	(7,920)	7.4695
8/4/2011	Sell	(10,780)	8.0563
8/4/2011	Buy	3,300	7.1904
8/5/2011	Sell	(2,196)	6.4925
8/8/2011	Buy	5,000	12.45098644	*
8/8/2011	Sell	(2,196)	6.0879
8/11/2011	Sell	(2,207)	7.0356
8/17/2011	Buy	900	11.2006	*
8/17/2011	Sell	(5,500)	9.3
8/17/2011	Sell	(5,500)	9.7614
8/18/2011	Sell	(5,526)	8.9821
8/19/2011	Sell	(2,200)	7.5	*
8/19/2011	Sell	(22,000)	8.27	*
8/19/2011	Buy	76,100	12.45176084	*
8/19/2011	Buy	51,700	9.382893617	*
8/19/2011	Buy	43,200	11.2006	*
8/19/2011	Buy	34,200	10.2303614	*
8/19/2011	Sell	(2,200)	6.45	*
8/19/2011	Sell	(2,208)	8.6339

* Reflects transactions resulting from the exercise of calls or puts.  All other transactions were on the open market.

LMA SPC for and on behalf of MAP 98 Segregated Portfolio

Leap Options

Date	Buy or Sell	Option Description (Expiration Date (Month/Year), Exercise Price, Put Option (P) or Call Option (C))	Number of Shares Underlying Leap Options (in hundreds)	Trade Price Per Share ($)

7/11/2011	Buy	LEAP Jul1 16.0 C	60	0.13
7/27/2011	Sell	LEAP Aug1 15.0 C	(44)	0.44
7/28/2011	Sell	LEAP Aug1 13.0 P	(550)	0.53
7/28/2011	Sell	LEAP Aug1 13.0 P	(22)	0.60
7/28/2011	Sell	LEAP Aug1 14.0 C	(110)	0.39
7/28/2011	Sell	LEAP Aug1 14.0 C	(22)	0.36
7/28/2011	Buy	LEAP Jan3 10.0 P	880	1.69
8/1/2011	Sell	LEAP Aug1 13.0 C	(220)	0.69
8/1/2011	Sell	LEAP Aug1 13.0 P	(221)	0.57
8/1/2011	Sell	LEAP Aug1 13.0 P	(18)	0.81
8/1/2011	Buy	LEAP Jan3 10.0 P	221	1.76
8/2/2011	Sell	LEAP Aug1 10.0 P	(22)	0.40
8/2/2011	Sell	LEAP Aug1 11.0 C	(55)	0.83
8/2/2011	Sell	LEAP Aug1 11.0 C	(276)	0.60
8/2/2011	Sell	LEAP Aug1 11.0 P	(276)	0.80
8/2/2011	Sell	LEAP Aug1 11.0 P	(66)	0.63
8/2/2011	Sell	LEAP Aug1 12.0 C	(441)	0.65
8/2/2011	Sell	LEAP Aug1 12.0 P	(441.	0.80
8/2/2011	Buy	LEAP Jan3 10.0 P	441	2.18
8/2/2011	Buy	LEAP Jan3 10.0 P	554	2.50
8/2/2011	Buy	LEAP Jan3 10.0 P	16	2.51
8/3/2011	Sell	LEAP Aug1 10.0 P	(275)	0.72
8/3/2011	Buy	LEAP Jan3 10.0 P	544	2.80
8/4/2011	Sell	LEAP Aug1 7.0 C	(22)	0.50
8/4/2011	Sell	LEAP Aug1 8.0 C	(220)	0.27
8/4/2011	Sell	LEAP Aug1 8.0 P	(220)	0.90
8/4/2011	Buy	LEAP Jan3 7.5 P	330	2.62
8/4/2011	Buy	LEAP Jan3 7.5 P	1,100	2.25
8/8/2011	Sell	LEAP Aug1 6.0 C	(22)	0.45
8/10/2011	Buy	LEAP Jan3 5.0 P	110	1.69
8/10/2011	Sell	LEAP Sep1 6.0 P	(221)	0.52
8/17/2011	Sell	LEAP Aug1 10.0 P	(220)	0.51
8/17/2011	Buy	LEAP Jan3 10.0 P	440	3.50
8/17/2011	Sell	LEAP Oct1 8.0 P	(220)	0.58
8/17/2011	Sell	LEAP Sep1 9.0 P	(220)	0.58
8/19/2011	Buy	LEAP Jan3 7.5 P	330	2.36
8/19/2011	Sell	LEAP Sep1 10.0 C	(165)	0.53
8/19/2011	Sell	LEAP Sep1 9.0 C	(165)	0.78
8/19/2011	Sell	LEAP Sep1 9.0 C	(275)	0.90
8/19/2011	Sell	LEAP Sep1 9.0 P	(110)	1.05